As filed with the Securities and Exchange Commission on October 3, 2003

                                               Registration No. ____________

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933
                                ----------------

                                    FNB CORP.
             (Exact name of registrant as specified in its charter)


        North Carolina                6021                      56-1456589
------------------------------   ---------------------------  ---------------
(State or other jurisdiction of  (Primary Standard Industrial (I.R.S. Employer
 incorporation or organization)  Classification Code No.)    Identification No.)


                   101 Sunset Avenue, Asheboro, North Carolina 27203
   --------------------------------------------------------------------------
   (Address, including zip code, of registrant's  principal executive offices)


                      FNB CORP. STOCK COMPENSATION PLAN
-------------------------------------------------------------------------------
                            (Full title of the plan)
                            -------------------------

                                Michael C. Miller
                                    President
                                    FNB Corp.
                                101 Sunset Avenue
                         Asheboro, North Carolina 27203
                                 (336) 626-8300
            ---------------------------------------------------------
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            -------------------------

                         CALCULATION OF REGISTRATION FEE

------------------------ ---------------------- ---------------------- ---------------------- ----------------------
                                                  Proposed Maximum      Proposed Maximum
Title of Securities to     Amount to be Offering  Price per             Aggregate Offering     Amount of
be Registered              Registered(1)          Share(2)              Price(2)               Registration Fee
------------------------ ---------------------- ---------------------- ---------------------- ----------------------
 Common Stock, par             360,000            $25.25                $9,090,000.00          $735.38
 value $2.50
------------------------ ---------------------- ---------------------- ---------------------- ----------------------

(1) Based on the total number of shares of common stock of FNB Corp. issuable pursuant to the terms of the above-named plan.

(2) In accordance with Rule 457(h), the registration fee is based upon the average of the high and low prices of the common stock of FNB Corp. on the NASDAQ National Market on September 29, 2003.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     Pursuant to General Instruction E to Form S-8, the contents of Registration Statement 33-72686 on Form S-8 as filed by FNB Corp. with the Securities and Exchange Commission on December 9, 1993 are incorporated by reference.


 Item 8.  Exhibits

         Reference is made to the Exhibit Index.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Asheboro, North Carolina on October 3, 2003.

                                     FNB CORP.

                                By  /s/ Michael C. Miller
                                   ------------------------
                                     Michael C. Miller
                                     Chairman and President


                                POWER OF ATTORNEY

     Each officer or director whose signature appears below hereby appoints Michael C. Miller and Jerry A. Little, or either of them, his true and lawful attorney-in-fact to sign on his behalf as an individual and in the capacity stated below, any amendment or post-effective amendment to this Registration Statement which said attorney-in-fact may deem appropriate or necessary.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the following capacities:



 Signature                          Title                    Date


/s/ Michael C. Miller           Chairman, President            October 3, 2003
--------------------------      and Director(Principal
Michael C. Miller               Executive Officer)


/s/ Jerry Little                Treasurer and Secretary        October 3, 2003
--------------------------      (Principal Financial
Jerry A. Little                 and Accounting Officer)


/s/ James M. Campbell, Jr.      Director                       October 3, 2003
--------------------------
James M. Campbell, Jr.


/s/ R. Larry Campbell           Vice President and             October 3, 2003
--------------------------      Director
R. Larry Campbell


/s/ Darrell L. Frye             Director                       October 3, 2003
--------------------------
Darrell L. Frye


/s/ Wilbert L. Hancock          Director                       October 3, 2003
--------------------------
Wilbert L. Hancock


/s/ Bruce D. Jones              Vice President and             October 3, 2003
--------------------------      Director
Bruce D. Jones

/s/ Thomas A. Jordan            Director                       October 3, 2003
--------------------------
Thomas A. Jordan


/s/ Dale E. Keiger              Director                       October 3, 2003
--------------------------
Dale E. Keiger


/s/ Eugene B. McLaurin, II      Director                       October 3, 2003
--------------------------
Eugene B. McLaurin, II


/s/ R. Reynolds Neely, Jr.      Director                       October 3, 2003
--------------------------
R. Reynolds Neely, Jr.


/s/ Richard K. Pugh             Director                       October 3, 2003
--------------------------
Richard K. Pugh


/s/ J. M. Ramsay III            Director                       October 3, 2003
---------------------------
J. M. Ramsay III

                                  EXHIBIT INDEX


 Exhibit No.      Description of Exhibits

4.1 Articles of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Registrant's Form S-14 Registration Statement (No. 2-96498) filed March 16, 1985.

4.2 Articles of Amendment to Articles of Incorporation of the Registrant (File No. 0-13823), adopted May 10, 1988, incorporated herein by reference to Exhibit 19.10 to the Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 1988.

4.3 Articles of Amendment to Articles of Incorporation of the Registrant, adopted May 12, 1998, incorporated herein by reference to
          Exhibit 3.12 to the Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 1998.

4.4 Articles of Amendment to Articles of Incorporation of the Registrant, dated May 23, 2003, incorporated herein by reference to Exhibit 3.13 to the Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 2003.

4.5 Amended and Restated Bylaws of the Registrant, adopted May 21, 1998, incorporated herein by reference to Exhibit 3.20 to the Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 1998.

4.6 Specimen of Registrant's Common Stock Certificate, incorporated herein by reference to Exhibit 4 to Amendment No. 1 to the Registrant's Form S-14 Registration Statement (No. 2-96498) filed April 19, 1985.

5.1       Opinion of Schell Bray Aycock Abel & Livingston P.L.L.C. re legality.

23.1      Consent of KPMG LLP.

23.2 Consent of Schell Bray Aycock Abel & Livingston P.L.L.C. (contained in Exhibit 5.1 hereof).

24.1      Power of Attorney (included in the signature pages hereto).

99.1      Stock   Compensation   Plan  as  amended   effective   May  12,  1998,
          incorporated herein by reference to Exhibit 10.30 to the Registrant's Form 10-Q Quarterly Report for the quarter ended June 30, 1998.